UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2016

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced Brett Pope resigned as the Company’s Chief Executive Officer and a member of the Board of Directors effective January 12, 2016. In connection with Mr. Pope’s resignation, the Company entered into a Letter Agreement pursuant to which, among other things, Mr. Pope agreed to a two-year non-solicitation covenant and a one-year non-compete covenant. A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Board of Directors appointed Winston Black as the Chief Executive Officer effective January 12, 2016.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Letter Agreement, dated as of January 12, 2016, between J. Brett Pope and SWK Holdings Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston L. Black
Winston L. Black
Chief Executive Officer

Date: January 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Letter Agreement, dated as of January 12, 2016, between J. Brett Pope and SWK Holdings Corporation